Exhibit 99.1

Leslie’s, Inc. Announces Preliminary Third Quarter Fiscal 2024
Financial Results and Provides Updated Full-Year Outlook

•
Fiscal third quarter results impacted by unfavorable April and May weather resulting in a delayed start to the pool season; Company performance improved in June with warmer weather
•
Continued weakness in discretionary product categories due to persistent inflation and high interest rates
•
Company updates fiscal 2024 outlook based on year-to-date performance and current trends

PHOENIX, AZ - July 17, 2024 – Leslie’s, Inc. (“Leslie’s”, “we”, “our”, “its”, or “Company”; NASDAQ: LESL), the largest and most trusted direct-to-consumer brand in the U.S. pool and spa care industry, today announced preliminary financial results for the third quarter of fiscal 2024 and updated its fiscal 2024 outlook. The preliminary third quarter results are unaudited and subject to quarter-end adjustments and finalization by the Company.

The Company expects preliminary sales for the fiscal third quarter of approximately $570 million. Gross profit is expected to be $228 to $229 million and gross margin is expected to be approximately 40%. Net income is expected to be $56 to $58 million. Adjusted EBITDA is expected to be $108 to $109 million, adjusted net income is expected to be $59 to $60 million, and adjusted diluted earnings per share are expected to be $0.32 to $0.33.

Considering these preliminary results and expectations for the fourth quarter of fiscal 2024, the Company is revising its full year fiscal 2024 outlook. Sales are now expected to be $1,321 to $1,347 million, gross profit is expected to be $483 to $499 million, and net income (loss) is expected to be ($5) to $6 million. Adjusted EBITDA is expected to be $117 to $131 million, adjusted net income is expected to be $5 to $16 million, and adjusted diluted earnings per share are expected to be $0.03 to $0.09. The Company expects to end the fiscal year with approximately 20% less inventory than at fiscal 2023 year-end and is expected to have more cash on hand at the end of the fiscal year compared to the end of fiscal 2023.

Mike Egeck, Chief Executive Officer, said, “The cold and wet spring weather we experienced during the fiscal second quarter extended through May, reducing the number of pool days in non-seasonal markets and delaying the start of pool season in seasonal markets. We also continued to see weakness in large ticket discretionary categories as persistent inflation and high interest rates pressure pool owners’ wallets. We experienced improved sales trends in June, but the April and May revenue impact created negative operating leverage and gross margin headwinds. While we are encouraged by improved June trends, our revised full year outlook at the midpoint assumes third quarter sales performance continues through the fourth quarter.”

During the fiscal third quarter, year-over-year sales growth improved each month, with June sales down 2%. By consumer group, Residential sales decreased approximately 8%. PRO sales, the closest comparable measure to the pool industry distribution channel, were down 2%. Hot Tub sales were down 3%. Chemical sales were down 1% for the quarter and showed mid-single digit positive growth in June. Equipment sales were down mid-teens for the quarter and discretionary product sales were down 9%. Total transactions were down 2% during the quarter and average order value was down 5% during the quarter. Our customer file was flat for the quarter, showing sequential improvement in each quarter of this fiscal year.

Mr. Egeck continued, “While the industry continues to unwind pandemic spending patterns after years of record growth, we continue to invest in and optimize our business. Over the past 18 months we have made significant operational improvements to drive efficiency and reduce cost while improving our ability to serve customers with our advantaged omnichannel platform. Taken together, we anticipate these actions will help drive significant operating margin expansion when demand patterns normalize and temporary gross margin headwinds subside. As the industry returns to more normalized growth patterns, we believe we are well prepared to meet customer demand and capture an increased share of a growing market with improved profitability.”

Fiscal 2024 Outlook

The Company has updated its outlook for the full year of fiscal 2024:

Sales	$1,321 to $1,347 million
Gross profit	$483 to $499 million
Net income (loss)	($5) to $6 million
Adjusted net income	$5 to $16 million
Adjusted EBITDA	$117 to $131 million
Adjusted diluted earnings per share	$0.03 to $0.09
Diluted weighted average shares outstanding	185 million

*Note: A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future, although it is important to note that these factors could be material to our results computed in accordance with GAAP.

Conference Call Details

A conference call to discuss the Company’s financial results for the third quarter of fiscal 2024 is scheduled for Wednesday, August 7, 2024 at 4:30 p.m. Eastern Time. Investors and analysts interested in participating in the call are invited to dial 877-407-0784 (international callers please dial 1-201-689-8560) approximately 10 minutes prior to the start of the call. A quarterly earnings presentation and a live audio webcast of the conference call will be available online at https://ir.lesliespool.com/.

A recorded replay of the conference call will be available within approximately three hours of the conclusion of the call and can be accessed, along with the associated slides, online at https://ir.lesliespool.com/ for 180 days.

About Leslie’s

Founded in 1963, Leslie’s is the largest and most trusted direct-to-consumer brand in the U.S. pool and spa care industry. The Company serves the aftermarket needs of residential and professional consumers with an extensive and largely exclusive assortment of essential pool and spa care products. The Company operates an integrated ecosystem of over 1,000 physical locations and a robust digital platform, enabling consumers to engage with Leslie’s whenever, wherever, and however they prefer to shop. Its dedicated team of associates, pool and spa care experts, and experienced service technicians are passionate about empowering Leslie’s consumers with the knowledge, products, and solutions necessary to confidently maintain and enjoy their pools and spas.

Use of Non-GAAP Financial Measures and Other Operating Measures

In addition to reporting financial results in accordance with accounting principles generally accepted in the United States (“GAAP”), we use certain non-GAAP financial measures and other operating measures, including comparable sales growth, Adjusted EBITDA, Adjusted net income (loss), and Adjusted earnings per share, to evaluate the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against that of other peer companies using similar measures. These non-GAAP financial measures and other operating measures should not be considered in isolation or as substitutes for our results as reported under GAAP. In addition, these non-GAAP financial measures and other operating measures are not calculated in the same manner by all companies, and accordingly, are not necessarily comparable to similarly titled measures of other companies and may not be appropriate measures for performance relative to other companies.

Adjusted EBITDA

Adjusted EBITDA is defined as earnings before interest (including amortization of debt issuance costs), taxes, depreciation and amortization, management fees, equity-based compensation expense, loss (gain) on debt extinguishment, loss (gain) on asset and contract dispositions, executive transition costs, severance, costs related to equity offerings, strategic project costs, merger and acquisition costs, and other non-recurring, non-cash or discrete items. Adjusted EBITDA is a key measure used by management and our board of directors to assess our financial performance. Adjusted EBITDA is also frequently used by analysts, investors, and other interested parties to evaluate companies in our industry, when considered alongside other GAAP measures. We use Adjusted EBITDA to supplement GAAP measures of performance to evaluate the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against that of other companies using similar measures.

Adjusted EBITDA is not a recognized measure of financial performance under GAAP but is used by some investors to determine a company’s ability to service or incur indebtedness. Adjusted EBITDA is not calculated in the same manner by all companies, and accordingly, is not necessarily comparable to similarly titled measures of other companies and may not be an appropriate measure for performance relative to other companies. Adjusted EBITDA should not be construed as an indicator of a company’s operating performance in isolation from, or as a substitute for, net income (loss), cash flows from operations or cash flow data, all of which are prepared in accordance with GAAP. We have presented Adjusted EBITDA solely as supplemental disclosure because we believe it allows for a more complete analysis of results of operations. Adjusted EBITDA is not intended to represent, and should not be considered more meaningful than, or as an alternative to, measures of operating performance as determined in accordance with GAAP. In the future, we may incur expenses or charges such as those added back to calculate Adjusted EBITDA. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these items.

Adjusted Net Income (Loss) and Adjusted Earnings per Share

Adjusted net income (loss) and Adjusted earnings per share are additional key measures used by management and our board of directors to assess our financial performance. Adjusted net income (loss) and Adjusted earnings per share are also frequently used by analysts, investors, and other interested parties to evaluate companies in our industry, when considered alongside other GAAP measures.

Adjusted net income (loss) is defined as net income (loss) adjusted to exclude management fees, equity-based compensation expense, loss (gain) on debt extinguishment, loss (gain) on asset and contract dispositions, executive transition costs, severance, costs related to equity offerings, strategic project costs, merger and acquisition costs, and other non-recurring, non-cash, or discrete items. Adjusted diluted earnings per share is defined as Adjusted net income (loss) divided by the diluted weighted average number of common shares outstanding.

Forward-Looking Statements

This press release contains forward-looking statements about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical fact contained in this press release, including statements regarding our future results of operations or financial condition, business strategy, value proposition, legal proceedings, competitive advantages, market size, growth opportunities, industry expectations, and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would,” or the negative of these words or other similar terms or expressions. Our actual results or outcomes could differ materially from those indicated in these forward-looking statements for a variety of reasons, including, among others:

•
our ability to execute on our growth strategies;
•
supply disruptions;
•
our ability to maintain favorable relationships with suppliers and manufacturers;
•
competition from mass merchants and specialty retailers;
•
impacts on our business from the sensitivity of our business to weather conditions, changes in the economy (including rising interest rates, recession fears, and inflationary pressures), geopolitical events or conflicts, and the housing market;
•
disruptions in the operations of our distribution centers;
•
our ability to implement technology initiatives that deliver the anticipated benefits, without disrupting our operations;
•
our ability to attract and retain senior management and other qualified personnel;
•
regulatory changes and development affecting our current and future products, including evolving legal standards and regulations concerning environmental, social and governance (“ESG”) matters;
•
our ability to obtain additional capital to finance operations;
•
commodity price inflation and deflation;
•
impacts on our business from epidemics, pandemics, or natural disasters;

•
impacts on our business from cyber incidents and other security threats or disruptions;
•
our ability to remediate material weaknesses or other deficiencies in our internal control over financial reporting or to maintain effective disclosure controls and procedures and internal control over financial reporting; and
•
other risks and uncertainties, including those listed in the section titled “Risk Factors” in our filings with the United States Securities and Exchange Commission (“SEC”).

You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this press release primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, and operating results. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties, and other factors described in Part I, Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended September 30, 2023 and in our other filings with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time-to-time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. The results, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results or outcomes could differ materially from those described in the forward-looking statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this press release, and while we believe that information provides a reasonable basis for these statements, that information may be limited or incomplete. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements.

The forward-looking statements made in this press release are based on events or circumstances as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information, changed expectations, the occurrence of unanticipated events or otherwise, except as required by law. We may not actually achieve the plans, intentions, outcomes or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments.

Contact

Matthew Skelly

Vice President, Investor Relations

Leslie’s, Inc.

investorrelations@lesl.com

GAAP to Non-GAAP Reconciliation of Preliminary Results

(Amounts in millions, except per share amounts)

(unaudited)

	Three Months Ended June 29, 2024
	Low	High
Net income	$56	$58
Interest expense	18	18
Income tax expense	22	22
Depreciation and amortization expense(1)	8	8
Equity-based compensation expense(2)	2	2
Executive transition costs and other(3)	1	1
Adjusted EBITDA(5)	$108	$109

	Three Months Ended June 29, 2024
	Low	High
Net income	$56	$58
Equity-based compensation expense(2)	2	2
Executive transition costs and other(3)	1	1
Tax effects of these adjustments(4)	(1)	(1)
Adjusted net income(5)	$59	$60

Diluted earnings per share	$0.31	$0.31
Adjusted diluted earnings per share	$0.32	$0.33
Weighted average shares outstanding
Diluted	185	185

(1)
Includes depreciation related to our distribution centers and locations, which is reported in cost of merchandise and services sold in our condensed consolidated statements of operations.
(2)
Represents charges related to equity-based compensation and our related payroll tax expense, which are reported in SG&A in our condensed consolidated statements of operations.
(3)
Includes certain senior executive transition costs and severance associated with completed corporate restructuring across the organization, losses (gains) on asset dispositions, merger and acquisition costs, and other non-recurring, non-cash, or discrete items as determined by management. Amounts are reported in SG&A in our condensed consolidated statements of operations.
(4)
Represents the tax effect of the total adjustments based on our combined U.S. federal and state statutory tax rates. Amounts are reported in income tax expense in our condensed consolidated statements of operations.
(5)
Amounts may not sum due to rounding.